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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 22, 2000


                              SUNTERRA CORPORATION
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             (Exact name of registrant as specified in its charter)


          MARYLAND                     000-21193               95-4582157
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)


                             1781 PARK CENTER DRIVE
                             ORLANDO, FLORIDA 32835
                               "WWW.SUNTERRA.COM"
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                    (Address of Principal Executive Offices)


                                  407-532-1000
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              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

       See press release dated May 22, 2000 entitled " SUNTERRA CORPORATION ANNOUNCES REDUCTIONS IN U.S. SALES & MARKETING ACTIVITIES" attached hereto as
Exhibit 99.

ITEM 7   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits

         EXHIBIT NO.               DESCRIPTION                      PAGE NO.
         -----------               -----------                      --------

            99            Press release dated May 22, 2000              3
                          entitled "SUNTERRA CORPORATION
                          ANNOUNCES REDUCTIONS IN U.S.
                          SALES & MARKETING ACTIVITIES"


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SUNTERRA CORPORATION
                                            (Registrant)



Date: May 22, 2000                          By:  /s/ RICHARD GOODMAN
                                                 --------------------
                                                 Richard Goodman
                                                 CFO

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